Exhibit 10.3
February 29, 2008
Mr. Michael Harrison
Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, CA 95110
Subject: Amendment 2 to SOW #6 of the IBM/Brocade Goods Agreement ROC-P-68
This letter (the “Amendment) serves as Amendment Number 2 to SOW #6, of the Goods Agreement ROC-P-68 (the “Agreement”), which the parties hereto do mutually agree to amend as follows:
1.	Delete the first paragraph of Section 2.0 and replace with the following language:
Brocade will identify and provide Storage Area Network (SAN) sales professionals to assist in driving incremental IBM sales revenue. The ‘skill-split target’ of this resource will be approximately fifty percent (50%) sales and fifty percent (50%) technical, with geographic placement mapped as ably as possible and practical to the areas of most anticipated need and demand. Further, these resources will be placed within the IBM Americas Group (‘AG’) Sales Geography, with a definitive focus on the United States; IBM’s Europe, Middle East and Africa (‘EMEA’) Sales Geography; and IBM’s Asia Pacific & Japan Sales Geographies. Brocade will make the resources’ names and assigned locations available to IBM in advance of placement of said resource.
2.	Delete Section 3.0 Term/Termination and replace with the following language:

a.	Term: “The initial term of this SOW #6 shall be effective from April 7, 2007 to February 28, 2008 (the “Initial Term”). After the Initial Term, this SOW #6 shall terminate on December 31, 2008, unless earlier terminated as provided in Section 2b below.

b.	Termination:
i.	Either party may terminate this SOW #6 without cause by giving the other party ninety (90) days’ notice of its intent to terminate the Agreement.

ii.	This Agreement shall automatically terminate if (i) either party applies to court for its winding-up or a liquidator, receiver, administrative receiver, administrator, examiner or similar officer is appointed over all or a substantial part of its assets; or (ii) either party commits a material breach of this Agreement, which if capable of being remedied, shall not have been remedied within thirty (30) days of notice being served on it by the other party.
c.	Brocade Personnel: Brocade shall have the right, in its sole discretion, to terminate the services of any of its personnel contemplated hereunder for any reason at any time, in which event Brocade shall identify a replacement resource in its sole discretion. IBM shall not be entitled to terminate the employment of any Brocade personnel contemplated hereunder.

3.	Delete Section 4.0, Costs and Payments, in its entirety and replace with the following language:

     4.0             Costs and Payments
a.	In consideration for Brocade subservices, IBM and Brocade agree to the following:

•	The annual full burden compensation (includes all individual compensation inclusive of salary, bonus, commissions, benefits, 401(k) match, company car (if available), business expenses, education/seminars, per diems (if available), etc.) for each individual Brocade resource will be calculated at [**].

•	The compensation rate of [**] cost for these individuals will be split [**] between IBM and Brocade.

•	Brocade will at all times remain the responsible payroll provider for such Brocade Resources. IBM will reimburse Brocade ~~50%~~ of the cost of each Brocade Resource in accordance with this Agreement. And for the avoidance of doubt, such Brocade Resources are, and will remain, Brocade employees.
b.	IBM Payment for Brocade Resources: IBM and Brocade [**] whereby [**] such [**] from [**] for [**] during the [**] will [**] for such [**] to [**] of such [**] will [**] of the [**] for [**] for the [**] on a [**] for the [**]
c.	Reconciliation:

•	A quarterly reconciliation will take place to determine the actual number of IBM badged Brocade Director products sold, against an agreed to target number of placements beforehand. Additionally, this reconciliation will include an analysis of the overall anticipated positive impact on gross revenues derived from their efforts.

•	IBM and Brocade agree to quarterly checkpoints of overall progress of the program.

•	Program adjustments to accelerate growth and success, as deemed appropriate and acceptable by IBM and Brocade, may be made at the checkpoint, or other jointly agreed to times.

•	Upon subsequent reviews of the success of the proposal, a decision will be made whether to extend, alter, or cancel this Agreement.
d.	Reporting:

IBM will provide Brocade with a monthly written report [**]Such report [**] the [**]and [**]If a [**]for the [**]in any [**] The parties agree that such reconciliation will occur within 15 days after the end of each such reporting period.
The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or SOW #6. All other terms and conditions of the Goods Agreement and SOW #6 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW #6 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exhange Commission. Confidential treatment has been requested with respect to the omitted portions.

ACCEPTED AND AGREED TO:	ACCEPTED AND AGREED TO:
International Business Machines Corporation	Brocade Communications Systems Inc.

By:	By:

Authorized Signature	Authorized Signature

Type or Print Name	Type or Print Name

Title & Organization	Title & Organization

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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exhange Commission. Confidential treatment has been requested with respect to the omitted portions.

February 29, 2008
Mr. Michael Harrison
Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, CA 95110
Subject: Amendment 2 to SOW #6 of the IBM/Brocade Goods Agreement ROC-P-68
This letter (the “Amendment) serves as Amendment Number 2 to SOW #6, of the Goods Agreement ROC-P-68 (the “Agreement”), which the parties hereto do mutually agree to amend as follows:
1.	Delete the first paragraph of Section 2.0 and replace with the following language:

Brocade will identify and provide Storage Area Network (SAN) sales professionals to assist in driving incremental IBM sales revenue. The ‘skill-split target’ of this resource will be approximately fifty percent (50%) sales and fifty percent (50%) technical, with geographic placement mapped as ably as possible and practical to the areas of most anticipated need and demand. Further, these resources will be placed within the IBM Americas Group (‘AG’) Sales Geography, with a definitive focus on the United States; IBM’s Europe, Middle East and Africa (‘EMEA’) Sales Geography; and IBM’s Asia Pacific & Japan Sales Geographies. Brocade will make the resources’ names and assigned locations available to IBM in advance of placement of said resource.

2.	Delete Section 3.0 Term/Termination and replace with the following language:

a.	Term: “The initial term of this SOW #6 shall be effective from April 7, 2007 to February 28, 2008 (the “Initial Term”). After the Initial Term, this SOW #6 shall terminate on December 31, 2008, unless earlier terminated as provided in Section 2b below.

b.	Termination:
i.	Either party may terminate this SOW #6 without cause by giving the other party ninety (90) days’ notice of its intent to terminate the Agreement.

ii.	This Agreement shall automatically terminate if (i) either party applies to court for its winding-up or a liquidator, receiver, administrative receiver, administrator, examiner or similar officer is appointed over all or a substantial part of its assets; or (ii) either party commits a material breach of this Agreement, which if capable of being remedied, shall not have been remedied within thirty (30) days of notice being served on it by the other party.
c.	Brocade Personnel: Brocade shall have the right, in its sole discretion, to terminate the services of any of its personnel contemplated hereunder for any reason at any time, in which event Brocade shall identify a replacement resource in its sole discretion. IBM shall not be entitled to terminate the employment of any Brocade personnel contemplated hereunder.

3.	Delete Section 4.0, Costs and Payments, in its entirety and replace with the following language:

4.0	Costs and Payments
a.	In consideration for Brocade subservices, IBM and Brocade agree to the following:

•	The annual full burden compensation (includes all individual compensation inclusive of salary, bonus, commissions, benefits, 401(k) match, company car (if available), business expenses, education/seminars, per diems (if available), etc.) for each individual Brocade resource will be calculated at $263,000.

•	The compensation rate of ~~$263,300~~ cost for these individuals will be split evenly between IBM and Brocade.

•	Brocade will at all times remain the responsible payroll provider for such Brocade Resources. IBM will reimburse Brocade ~~50%~~ of the cost of each Brocade Resource in accordance with this Agreement. And for the avoidance of doubt, such Brocade Resources are, and will remain, Brocade employees.
b.	IBM Payment for Brocade Resources: IBM and Brocade [**]whereby [**]such [**] from [**] for [**]during the [**]will [**]for such [**]to [**]of such [**]will [**]of the [**]for [**]for the [**]on a [**]for the [**]
c.	Reconciliation:

•	A quarterly reconciliation will take place to determine the actual number of IBM badged Brocade Director products sold, against an agreed to target number of placements beforehand. Additionally, this reconciliation will include an analysis of the overall anticipated positive impact on gross revenues derived from their efforts.

•	IBM and Brocade agree to quarterly checkpoints of overall progress of the program.

•	Program adjustments to accelerate growth and success, as deemed appropriate and acceptable by IBM and Brocade, may be made at the checkpoint, or other jointly agreed to times.

•	Upon subsequent reviews of the success of the proposal, a decision will be made whether to extend, alter, or cancel this Agreement.
d.	Reporting:

IBM will provide Brocade with a monthly written report [**]Such report [**] the [**]and [**]If a [**]for the [**]in any [**] The parties agree that such reconciliation will occur within 15 days after the end of each such reporting period.
The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or SOW #6. All other terms and conditions of the Goods Agreement and SOW #6 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW #6 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

ACCEPTED AND AGREED TO:	ACCEPTED AND AGREED TO:
International Business Machines Corporation	Brocade Communications Systems Inc.
By:	By:

Authorized Signature	Authorized Signature

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exhange Commission. Confidential treatment has been requested with respect to the omitted portions.

Type or Print Name	Type or Print Name

Title & Organization	Title & Organization